As filed with the Securities and Exchange Commission on January 26, 2018

1933 Act Registration File No. _________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ]	Pre-Effective Amendment No.	___
[ ]	Post-Effective Amendment No.	___

(Check appropriate box or boxes.)

THE CHARTWELL FUNDS

(Exact Name of Registrant as Specified in Charter)

1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 296-1400

Timothy J. Riddle

The Chartwell Funds

1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

(Name and Address of Agent for Service)

Copy to:

Alan R. Gedrich, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on February 25, 2018 pursuant to Rule 488.

Title of Securities Being Registered:

Berwyn Fund

Chartwell Small Cap Value Fund

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

BERWYN FUND

(a series of The Chartwell Funds)

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

888-995-5525

[_______], 2018

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the Berwyn Fund, a series of The Chartwell Funds (the “Trust”), will be held at the offices of the Trust, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on April 26, 2018, at 3:00 p.m. Eastern time. At the Meeting, shareholders of the Berwyn Fund will vote on a proposal to reorganize the Berwyn Fund into the Chartwell Small Cap Value Fund (the “Small Cap Fund,” and together with the Berwyn Fund, the “Funds” or, individually, a “Fund”), a separate series of the Trust.

Chartwell Investment Partners, LLC (“Chartwell”) serves as the investment adviser for each Fund, and will continue to serve as the investment adviser for the Small Cap Fund following the Reorganization. For the reasons discussed in the attached Proxy Statement/Prospectus, based on Chartwell’s recommendations, the Board of Trustees of the Trust has approved the reorganization of the Berwyn Fund into the Small Cap Fund (the “Reorganization”) and the solicitation of the Berwyn Fund’s shareholders to vote on the Reorganization.

If the Reorganization is approved by shareholders of the Berwyn Fund and other conditions to the Reorganization are satisfied, each shareholder of the Berwyn Fund will receive a number of full and fractional shares of the Small Cap Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Berwyn Fund immediately prior to the Reorganization.

The Reorganization is not expected to result in the recognition of gain or loss by the Small Cap Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Berwyn Fund do not approve the Reorganization, the Reorganization will not be implemented.

If you are a shareholder of record of the Berwyn Fund as of the close of business on February 22, 2018, the record date for the Meeting, you are entitled to vote on the proposal at the Meeting and at any postponement or adjournment thereof. The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. Please read the enclosed materials carefully and cast your vote.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone using the toll-free number listed in the proxy voting instructions;
•	By mail with the enclosed proxy card(s); or
•	In person at the Meeting on April 26, 2018.

Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Meeting. A prior proxy also can be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

The Board of Trustees of the Trust unanimously believes that the Reorganization of the Berwyn Fund is in the best interests of the Berwyn Fund and recommends that shareholders vote “FOR” the Reorganization.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-888-995-5505. Thank you for taking the time to consider this important proposal and for your continuing investment in the Berwyn Fund.

Sincerely,

/s/ Timothy J. Riddle
President and Trustee
The Chartwell Funds

BERWYN FUND

(a series of The Chartwell Funds)

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

888-995-5525

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD APRIL 26, 2018.

Notice is hereby given that the Board of Trustees of The Chartwell Funds (the “Trust”) has called a Special Meeting of Shareholders of the Berwyn Fund, to be held at 3:00 p.m. Eastern time on April 26, 2018, at the offices of the Trust, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 (together with any postponements or adjournments thereof, the “Meeting”) for the following purpose:

To approve a Plan of Reorganization (the “Plan”) between the Berwyn Fund and the Chartwell Small Cap Value Fund (the “Small Cap Fund”), each series of the Trust, providing for: (i) the acquisition of substantially all of the assets of the Berwyn Fund by the Small Cap Fund in exchange solely for shares of the Small Cap Fund; (ii) the distribution of such shares to the shareholders of the Berwyn Fund; and (iii) the complete liquidation and dissolution of the Berwyn Fund (the “Reorganization”).

Only shareholders of record of the Berwyn Fund as of the close of business on February 22, 2018 will receive notice of the Meeting and will be entitled to vote on the Plan at the Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

YOUR VOTE IS IMPORTANT.

Please return your proxy card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your proxy card. Your prompt attention to the enclosed proxy card will help to avoid the expense of further solicitation.

The Board of Trustees of the Trust unanimously recommends that shareholders of the Berwyn Fund vote FOR the Plan.

By order of the Board of Trustees of the Trust,

/s/ Timothy J. Riddle
President and Trustee
The Chartwell Funds

BERWYN FUND

(a series of The Chartwell Funds)

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

888-995-5525

QUESTIONS AND ANSWERS TO HELP YOU UNDERSTAND AND VOTE ON THE REORGANIZATION

YOUR VOTE IS VERY IMPORTANT!

[_______], 2018

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the Berwyn Fund, a series of The Chartwell Funds (the “Trust”), and a prospectus for the Chartwell Small Cap Value Fund (the “Small Cap Fund” and, together with the Berwyn Fund, the “Funds” or, individually, a “Fund”).

This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve a Plan of Reorganization (the form of which is attached as Appendix A to the Proxy Statement) (the “Plan”) providing for the reorganization of the Berwyn Fund into the Small Cap Fund (the “Reorganization”) at a special meeting of the shareholders of the Berwyn Fund (the “Meeting”). The Proxy Statement contains information that shareholders of the Berwyn Fund should know before voting on the Plan, and should be retained for future reference.

Approval of the shareholders of the Berwyn Fund is needed to proceed with the Reorganization, and the Meeting will be held on April 26, 2018 to consider the Plan for the Reorganization. If the shareholders of the Berwyn Fund do not approve the Plan, the Reorganization will not be implemented, and the Board of Trustees of the Trust will consider what further actions, if any, to take.

Question: Why is the Reorganization being recommended?

Answer: Chartwell Investment Partners, LLC (“Chartwell” or the “Advisor”), the investment adviser for each Fund, recommended the Reorganization to combine two Funds with similar investment objectives and principal investment strategies that focus on equity securities of value-oriented, smaller-capitalization companies located in the United States, and are managed by the same portfolio manager. In addition, Chartwell believes shareholders of the Berwyn Fund will benefit by becoming shareholders of a Fund with a lower investment advisory fee, lower annual fund operating expenses (before and after waivers), better historical total return investment performance and more long-term potential for asset growth.

Question: How will the Reorganization work?

Answer: If shareholders of the Berwyn Fund approve the Reorganization pursuant to the Plan, the Small Cap Fund will acquire substantially all of the assets of the Berwyn Fund in return for shares of the Small Cap Fund. The Small Cap Fund will not assume any liabilities of the Berwyn Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of the Berwyn Fund, will use its reasonable best efforts to discharge all of the known liabilities of the Berwyn Fund. The Berwyn Fund will then liquidate and distribute the shares it receives from the Small Cap Fund to the shareholders of the Berwyn Fund. Because the Funds have different net asset values per share, the number of Small Cap Fund shares that you receive will likely be different than the number of shares of the Berwyn Fund that you own, but the total value of your investment will be the same immediately before and after the Reorganization.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Berwyn Fund at the Meeting, the Reorganization is expected to be effective in or around May 2018.

Question: How will the Reorganization affect my investment?

Answer: In exchange for their Berwyn Fund shares, shareholders of the Berwyn Fund will receive shares of the Small Cap Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the Berwyn Fund immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization and your interest in the Berwyn Fund will not be diluted as a result of the Reorganization.

Question: What are the differences between the Funds’ investment objectives and principal investment strategies?

Answer: The Berwyn Fund and the Small Cap Fund have similar, but not identical, investment objectives and principal investment strategies.

The investment objective of the Berwyn Fund is to achieve long-term capital appreciation; current income is a secondary consideration. The investment objective of the Small Cap Fund is to seek long-term capital appreciation.

Under normal circumstances, the Berwyn Fund primarily invests in equity securities of domestic issuers that Chartwell believes are undervalued. In addition, this approach can often result in the selection of securities of lesser-known companies or small capitalization companies (i.e., those within the market capitalization range of the Russell 2000 Index at the time of the security’s purchase). As of September 30, 2017, the market capitalization of companies included in the Russell 2000 Index was between $32.7 million and $10.3 billion. The Advisor, however, invests the Fund’s assets only in securities listed on domestic national security exchanges or quoted on the over-the-counter market. The Fund’s investments in equity securities may include common stocks, preferred stocks, and exchange-traded funds (“ETFs”). While the Berwyn Fund emphasizes investments in equity securities, the Fund is permitted to invest under normal market conditions up to 20% of its net assets in fixed income securities within any of the rating categories of Standard & Poor’s Ratings Services, Moody’s Investor Service, Inc. or Fitch Ratings Ltd. However, the Berwyn Fund generally has not invested in fixed income securities, other than short-term cash equivalents.

Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets in common stocks of small capitalization U.S. companies. The Advisor considers small capitalization companies to be those with market capitalization of $2.5 billion or lower at the time of purchase. The Small Cap Fund generally invests in companies that the Advisor believes to be undervalued. The Fund’s advisor employs a blend of value disciplines that the advisor believes will result in consistent performance. The Small Cap Fund also may invest up to 20% of its net assets in securities of foreign issuers in developed countries, either directly or through the use of American depository receipts. The Advisor also may purchase ETFs designed to track U.S. small-cap indices to manage the Small Cap Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests.

2

The Berwyn Fund, unlike the Small Cap Fund, is “non-diversified” under the 1940 Act, which means that the Berwyn Fund may invest more of its assets in fewer issuers than “diversified” mutual funds, like the Small Cap Fund.

Question: Who will manage the Small Cap Fund after the Reorganization?

Answer: Following the Reorganization, Chartwell, the investment adviser for each Fund, will continue as the investment adviser for the Small Cap Fund. The Berwyn Fund and the Small Cap Fund have the same portfolio manager, David C. Dalrymple, CFA, a Senior Portfolio Manager with Chartwell. Mr. Dalrymple began managing the Berwyn Fund following the resignation of the Berwyn Fund’s former portfolio manager effective December 29, 2017, and has been managing the Small Cap Fund since its inception. Mr. Dalrymple will continue to manage the Small Cap Fund after the Reorganization. The Proxy Statement contains additional information about Mr. Dalrymple.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Berwyn Fund?

Answer: The fees and expenses of the Small Cap Fund are lower than those of the Berwyn Fund. For the fiscal year ended October 31, 2017, the annual investment advisory fee rate paid by the Small Cap Fund (0.90%) was lower than the annual investment advisory fee rate paid by the Berwyn Fund (1.00%). In addition, for the fiscal year ended October 31, 2017, the total annual fund operating expenses (after waivers) of the Small Cap Fund (1.05%) was lower than the total annual fund operating expenses (after waivers) of the Berwyn Fund (1.22%).

Question: Will the Reorganization result in any taxes?

Answer: We expect that neither the Berwyn Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and we expect to receive a tax opinion confirming the federal income tax treatment.

Shareholders should consult their tax advisers about the state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer: No sales charges, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

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Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question: How does the Board recommend that I vote?

Answer: After careful consideration and upon recommendation of Chartwell, the Board unanimously recommends that shareholders of the Berwyn Fund vote “FOR” the Plan.

Question: Who is paying for expenses related to the Meeting and the Reorganization?

Answer: Chartwell will pay all costs relating to the Reorganization, including the costs relating to the Meeting and the Proxy Statement.

Question: What will happen if the Plan is not approved by shareholders of the Berwyn Fund?

Answer: If shareholders of the Berwyn Fund do not approve the Plan, the Berwyn Fund will not be reorganized into the Small Cap Fund, and the Board will consider other alternatives to the Plan, including liquidation of the Berwyn Fund or continuing the Berwyn Fund as a series of the Trust.

Question: How do I vote my shares?

Answer: You can vote your shares by mail, telephone or Internet by following the instructions on the enclosed proxy card.

Question: Who do I call if I have questions?

Answer: If you have any questions about the proposal or the proxy card, please call [Broadridge Financial Solutions, Inc., the proxy solicitor, toll-free at 1-800-690-6903]. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

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THE CHARTWELL FUNDS

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

888-995-5525

PROXY STATEMENT/PROSPECTUS

[________], 2018

This combined Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Chartwell Funds (the “Trust”) for use at a Special Meeting of Shareholders (the “Meeting”) of the Berwyn Fund, a series of the Trust, at the offices of the Trust, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on April 26, 2018 at 3:00 p.m. Eastern time. The Proxy Statement is both the proxy statement of the Berwyn Fund and a prospectus for the Chartwell Small Cap Value Fund (the “Small Cap Fund” and, together with the Berwyn Fund, the “Funds” or, individually, a “Fund”).

Shareholders of record of the Berwyn Fund as of the close of business on February 22, 2018 (the “Record Date”) are entitled to notice of and eligible to vote at the Meeting and any adjournments or postponements thereof. At the Meeting, shareholders of the Berwyn Fund will be asked to consider the following proposal:

To approve a Plan of Reorganization (the “Plan”) between the Berwyn Fund and the Small Cap Fund providing for: (i) the acquisition of substantially all of the assets of the Berwyn Fund by the Small Cap Fund in exchange solely for shares of the Small Cap Fund; (ii) the distribution of such shares to the shareholders of the Berwyn Fund; and (iii) the complete liquidation and dissolution of the Berwyn Fund (the “Reorganization”).

The Board has approved the Plan, subject to approval of the shareholders of the Berwyn Fund.

Each Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.

The following Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus of each Fund (SEC file no. 333-216993), dated July 17, 2017 (or, when available, the Prospectus dated March 1, 2018), as supplemented to date, which is enclosed herewith with respect to the Small Cap Fund.

The Prospectus for each Fund, dated July 17, 2017, and the Annual Report to Shareholders of each Fund for the fiscal year ended October 31, 2017, containing audited financial statements, are available upon request and without charge by writing to the Trust or by calling 1-888-995-5505.

The Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [_________], 2018 relating to this Proxy Statement, which also is also incorporated by reference into this Proxy Statement, and is available upon request and without charge by calling 1-888-995-5505.

This Proxy Statement is expected to be mailed to shareholders of the Berwyn Fund on or about [_______], 2018.

Date: [_______], 2018

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Small Cap Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I. PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION	1
A. OVERVIEW	1
B. COMPARISON OF FEES AND EXPENSES	2
C. PORTFOLIO TURNOVER	3
D. COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	4
E. COMPARISON OF PRINCIPAL RISKS	6
F. COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES	10
G. PERFORMANCE INFORMATION	11
H. COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES	12
I. KEY INFORMATION ABOUT THE PROPOSAL	13
1. Summary of the Proposed Reorganization	13
2. Description of the Small Cap Fund’s Shares	14
3. Board Considerations Related to the Proposed Reorganization	14
4. Federal Income Tax Consequences	16
5. Comparison of Forms of Organization and Shareholder Rights	18
6. Capitalization	18
J. ADDITIONAL INFORMATION ABOUT THE FUNDS	18
1. Investment Advisor and Portfolio Manager	18
2. Other Service Providers	19
3. Dividends and Distributions	19
II. VOTING INFORMATION	20
A. RECORD DATE AND VOTING RIGHTS	20
B. HOW TO VOTE	20
C. QUORUM	20
D. VOTE REQUIRED	20
E. ADJOURNMENTS	21
F. EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”	21
G. METHOD AND COST OF SOLICITATION	21
H. RIGHT TO REVOKE PROXY	21
I. VOTING SECURITIES AND PRINCIPAL HOLDERS	21
III. OTHER INFORMATION	22
A. OTHER BUSINESS	22
B. NEXT MEETING OF SHAREHOLDERS	22
C. INFORMATION FILED WITH THE SEC	22
APPENDIX A – FORM OF PLAN OF REORGANIZATION	A-1
APPENDIX B – FINANCIAL HIGHLIGHTS	B-1
APPENDIX C – OWNERSHIP OF SHARES OF THE FUNDS	C-1

I.         PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION

A.	OVERVIEW

Based on the recommendation of Chartwell Investment Partners, LLC (“Chartwell” or the “Advisor”), the investment adviser for each Fund, the Board has called the Meeting to ask shareholders to consider and vote on the proposed reorganization of the Berwyn Fund into the Small Cap Fund, each a series of the Trust. The Board (including a majority of the “Independent Trustees,” meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Berwyn Fund and its shareholders. The Board considered and approved the Plan for the Reorganization at a meeting held on January 18, 2018, subject to the approval of the Berwyn Fund’s shareholders.

Chartwell recommended the Reorganization in order to combine two Funds with similar investment objectives and principal investment strategies that focus on equity securities of value-oriented, smaller-capitalization companies located in the United States, and are managed by the same portfolio manager. Each Fund currently is managed by David C. Dalrymple. Mr. Dalrymple began managing the Berwyn Fund in December 2017, following the resignation of the Berwyn Fund’s previous portfolio manager, and has managed the Small Cap Fund since its inception in November 2011. Both Funds are classified in the “Small Blend” category by Morningstar, Inc. In addition, Chartwell believes shareholders of the Berwyn Fund will benefit by becoming shareholders of a Fund that is advised by the same investment adviser, with the same portfolio manager, similar investment objective and management style, with a lower investment advisory fee, lower annual fund operating expenses (before and after waivers), better historical annual investment performance on a total return basis and more long-term potential for asset growth.

If shareholders of the Berwyn Fund approve the Reorganization, then substantially all of the assets of the Berwyn Fund will be acquired by the Small Cap Fund, and each shareholder’s shares of the Berwyn Fund will be exchanged for shares of the Small Cap Fund. The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by the Trust of an opinion to such effect from tax counsel to the Trust. If the Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of Berwyn Fund shares for shares of the Small Cap Fund in the Reorganization.

The Funds will not pay for the costs of the Reorganization or the Meeting. Chartwell will bear the costs associated with the Reorganization, the Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. Chartwell has retained [Broadridge Financial Solutions, Inc.] (the “Solicitor”) to provide proxy solicitation services. In addition to solicitations by mail, the Solicitor and/or Chartwell also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

The Board, including a majority of the Independent Trustees, believes that the Reorganization is in the best interests of the Berwyn Fund and its shareholders, the terms of the Reorganization are fair and reasonable, and the interests of the existing shareholders of the Berwyn Fund will not be diluted as a result of the proposed Reorganization. In approving the Plan for the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by Chartwell, and would combine two Funds within the Trust that primarily invest in equity securities of smaller-capitalization companies located in the United States that the Advisor believes are undervalued; (2) the Funds have the same investment adviser and portfolio manager, similar investment objectives and investment styles, and similar principal investment strategies and risks, although there are some differences; (3) the investment advisory fee rate and total annual operating expenses (after waivers) for the Small Cap Fund are lower than the advisory fee rate and total annual operating expenses (after waivers) of the Berwyn Fund as of the most recent fiscal year end; (4) the Small Cap Fund has outperformed the Berwyn Fund on a total return basis for the one-, three-, five- and since-inception/10-year periods ended December 31, 2017; and (5) the Funds will not bear the cost of the Reorganization.

Based on Chartwell’s recommendation, the Board approved the solicitation of the shareholders of the Berwyn Fund to vote “FOR” the approval of the Plan, the form of which is attached to this Proxy Statement as Appendix A.

B.	COMPARISON OF FEES AND EXPENSES

The following summary shows the fees and expenses for the Funds for the fiscal year ended October 31, 2017.

Fees and Expenses
Shareholder Fees (fees paid directly from your investment)	Berwyn Fund	Small Cap Fund	Small Cap Fund (Pro forma Combined)
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%	1.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.90%	0.90%
Distribution (Rule 12b-1) Fees	None	None	None
Other Expenses	0.28%	0.21%	0.17%
Acquired Fund Fees and Expenses	0.03%	None	None
Total Annual Fund Operating Expenses	1.31%(1)	1.11%(2)	1.07%(2)
Less Fee Waiver and Expense Reimbursement	(0.06)%(1)	(0.06%)(2)	(0.02%)(2)
Net Expenses	1.25%	1.05%	1.05%

(1)	The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Berwyn Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.22% of the average daily net assets of the Fund’s shares. This agreement is in effect until July 17, 2019, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by the Trust upon 60 days’ notice to the Advisor provided such termination was directed or approved by a vote of a majority of the Trustees of the Trust or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the Advisor upon 60 days’ notice to the Trust; or (iii) by an assignment of the investment advisory agreement. After April 29, 2018, the Advisor will be permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

(2)	The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Small Cap Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.05% of average daily net assets of the Fund. This agreement is in effect until July 17, 2019, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by the Trust upon 60 days’ notice to the Advisor provided such termination was directed or approved by a vote of a majority of the Trustees of the Trust or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the Advisor upon 60 days’ notice to the Trust; or (iii) by an assignment of the investment advisory agreement. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example

The Example below is intended to help you compare the cost of investing in the Berwyn Fund with the cost of investing in the Small Cap Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares.

	One Year	Three Years	Five Years	Ten Years
Berwyn Fund	$127	$405	$708	$1,570
Small Cap Fund	$107	$342	$601	$1,342
Small Cap Fund (Pro forma)	$107	$337	$587	$1,303

C.	PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples above, affect each Fund’s performance. The table below reflects each Fund’s portfolio turnover rate as a percentage of the average value of its portfolio for the fiscal year ended October 31, 2017. The portfolio turnover rate for the Berwyn Fund is expected to increase in the near term as a result of the portfolio manager change effective December 29, 2017.

Fund	Portfolio Turnover Rate
Berwyn Fund	27%
Chartwell Small Cap Value Fund	39%

D.	COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Set forth below are the investment objectives and principal investment strategies for the Berwyn Fund and the Small Cap Fund.

The investment objective of each Fund is not fundamental and may be changed by the Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. Each Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Fund’s prospectus or SAI.

As described below, the Berwyn Fund and the Small Cap Fund have similar, but not identical, investment objectives, and there are some differences in principal investment strategies.

The primary difference between the Funds’ strategies is that the Berwyn Fund has the flexibility to invest in companies with a wider range of market capitalizations and in fixed-income securities. However, both Funds tend to focus their investments in securities of smaller-capitalization companies located in the United States that the Advisor believes are undervalued, and the Berwyn Fund generally has not invested in fixed-income securities, other than short-term cash equivalents. In addition, The Berwyn Fund, unlike the Small Cap Fund, is “non-diversified” under the 1940 Act, which means that the Berwyn Fund may invest more of its assets in fewer issuers than “diversified” mutual funds, like the Small Cap Fund.

	Berwyn Fund	Small Cap Fund
Investment Objective	Long-term capital appreciation; current income is a secondary consideration.	Long-term capital appreciation.
Principal Investment Strategies

Under normal circumstances, the Fund will primarily invest in equity securities of domestic issuers. The principal strategy of the Fund is to achieve long-term growth through investments in equity securities that the Fund’s investment advisor believes are undervalued. The advisor believes finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to earnings ratios, interest rates, stock market psychology and political factors. The value approach followed by the advisor can often result in the Fund holding securities that are out of favor with most other investors. In addition, this approach can often result in the selection of securities of lesser-known companies or small capitalization companies (i.e., those within the market capitalization range of the Russell 2000 Index at the time of the security’s purchase). As of September 30, 2017, the market capitalization of companies included in the Russell 2000 Index was between $32.7 million and $10.3 billion. The advisor, however, invests the Fund’s assets only in securities listed on domestic national security exchanges or quoted on the over-the-counter market.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Advisor considers small capitalization companies to be those with market capitalization of $2.5 billion or lower at the time of purchase.

Berwyn Fund	Small Cap Fund

While the Fund emphasizes investments in equity securities, the Fund may invest under normal market conditions up to 20% of its net assets in fixed income securities within any of the rating categories of Standard & Poor’s Ratings Services, a division of McGraw Hill Companies Inc., Moody’s Investor Service, Inc. or Fitch Ratings Ltd.

N/A
N/A	The Fund also may invest up to 20% of its net assets in securities of foreign issuers in developed countries, either directly or through the use of American depository receipts (“ADRs”).
The advisor may invest in exchange-traded funds (“ETFs”) designed to track U.S. equity securities indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests.	The Advisor may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Fund’s advisor generally selects common stock investments for the Fund based on one of three broad value-based criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the advisor, are selling at an attractive valuation based on their present earnings level; and (3) stocks of companies judged by the advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the advisor, at small premiums to their book values or at modest valuations to their present earnings levels.

Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the advisor believes are offering an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks offering the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

When selecting corporate bonds, the advisor will consider the rating the bond has received from S&P, Moody’s or Fitch. The advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The Fund may invest in bonds of any maturity and the duration of bonds purchased by the Fund will usually vary from three to seven years. The advisor has the discretion to vary the duration of the portfolio in order to seek to take advantage of prevailing trends in interest rates.

The Fund generally invests in companies that its advisor believes to be undervalued. The advisor’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The Fund’s advisor employs a blend of value disciplines that the advisor believes will result in consistent performance.

Berwyn Fund	Small Cap Fund
When managing the Fund’s portfolio, the advisor uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one industry (at the time of purchase) will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Fund’s advisor intends to follow these 5% and 20% investment guidelines.	N/A
The Fund is “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.	N/A

E.	COMPARISON OF PRINCIPAL RISKS

The principal risks of investing in the Berwyn Fund and the Small Cap Fund are identified in the following table. The identified principal risks are discussed in more detail in the disclosure that immediately follows the table. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

The principal investment risks of the Funds are similar, except that the Berwyn Fund is permitted to invest in companies with a wider range of market capitalizations and in fixed-income securities, and, therefore, is subject to the risks of such securities to the extent invested therein. In addition, unlike the Small Cap Fund, the Berwyn Fund is “non-diversified” and, therefore, is subject to non-diversification risk.

	Berwyn Fund	Small Cap Fund
Credit Risk	X
Currency Risk		X
Equity Securities Risk	X	X
ETF Risk	X	X
Fixed Income Securities Risk	X
Foreign Investment Risk		X
High Yield (“Junk”) Bond Risk	X
Interest Rate Risk	X
Liquidity Risk	X
Management and Strategy Risk	X	X

	Berwyn Fund	Small Cap Fund
Market Risk	X	X
Mid-Cap Company Risk	X
Non-Diversification Risk	X
Preferred Stock Risk	X
Sector Focus Risk		X
Small-Cap Company Risk	X	X
Value-Oriented Investment Strategies Risk	X	X

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. In addition, a Fund may incur expenses in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Equity Securities Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF Risk. Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

High Yield (“Junk”) Bond Risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

Interest Rate Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a seven-year duration would be expected to drop by approximately 7% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Liquidity Risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Mid-Cap Company Risk. Investing in mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general.

Non-Diversification Risk. The Berwyn Fund is “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of fewer issuers than a diversified mutual fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if their assets were diversified among the securities of a greater number of issuers.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Sector Focus Risk. From time to time, the Fund may invest a significant amount of its total assets in certain sectors of the economy, which may be subject to specific risks, like changes in governmental regulation and policy and changes in market sentiment. For example, as of October 31, 2017, 37.8% of the Small Cap Fund’s assets were invested in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Small-Cap Company Risk. Investing in small-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

F.	COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

The 1940 Act requires and each Funds has adopted fundamental investment policies relating to borrowing, issuing senior securities, underwriting, investing in real estate, purchasing or selling commodities, making loans, concentrating in particular industries and diversification. Fundamental investment policies of a fund cannot be changed without shareholder approval.

The Funds’ fundamental investment policies with respect to borrowing, underwriting, investing in real estate, making loans and concentrating in particular industries are identical. The Funds have different fundamental investment policies regarding issuing senior securities, purchasing or selling commodities, and diversification, as follows:

Fundamental Restriction	Berwyn Fund	Small Cap Fund
Senior Securities	[The Fund may not:] Issue senior securities, borrow money or pledge its assets, except that (i) each Fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.	[The Fund may not:] Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Commodities	[The Fund may not:] Purchase or sell commodities or commodity futures contracts, puts, calls and straddles.	[The Fund may not:] Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).
Diversification	N/A	Neither Fund may, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

G.	PERFORMANCE INFORMATION

The average annual total return figures for each Fund’s shares at net asset value as of December 31, 2017 are shown below.

Average Annual Total Return (at NAV)*	Berwyn Fund 12/31/2017	Small Cap Fund 12/31/2017
1 Year	7.00%	8.92%
3 Years	5.82%	8.70%
5 Years	8.91%	13.58%
10 Years/Since Inception	8.14%	13.68%*

____________________

*	Since inception (3/9/2012).

Additional performance information for Funds is presented in the Funds’ prospectuses, under “Performance,” and more current performance information is available at www.chartwellip.com or by calling (888) 995-5505.

Attached as Appendix B are the Financial Highlights for the most recently ended fiscal period (October 31, 2017) for each Fund.

H.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

Distribution

Foreside is the distributor and principal underwriter of each Fund’s shares. Foreside is a wholly owned subsidiary of Foreside Distributors, LLC, and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Neither Fund pays fees pursuant to a distribution plan under Rule 12b-1 of the 1940 Act.

Under a Distribution Agreement with the Trust, Foreside acts as the agent of Trust in connection with the continuous offering of shares of each Fund. Foreside is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (FINRA). Foreside continually distributes shares of the Funds, on a best efforts basis, with no obligation to sell any specific quantity of Fund shares. The Advisor pays Foreside a fee for certain distribution-related services.

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of a Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Purchase, Redemption and Exchange Procedures.

Purchase Procedures. The purchase procedures for Funds are the same. Each Fund offers one class of shares. Shares of each Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Shares of the Funds also may be purchased through the Internet. Shares of the Funds are not subject to any sales charge.

The minimum initial and minimum subsequent investment amounts for the Funds are the same. Each Fund has a minimum initial investment of $1,000, and a minimum subsequent investment of $100.

Redemption Procedures. The Funds permit redemptions by mail, telephone and through the Internet.

With respect to shares that are redeemed within 30 days of purchase, each Fund charges a redemption fee of 1.00% of the value of the shares redeemed.

Additionally, each Fund also has reserved the right to redeem shares “in kind.”

Exchange Procedures. Investors in the Funds may exchange shares of a Fund into shares of another existing or future series of the Trust. The amount of the exchange must be equal to or greater than the required minimum initial investment. Investors may exchange shares by sending a written request to the applicable Fund or by telephone.

Frequent transactions. Information regarding the Funds’ policies regarding frequent transactions is incorporated by reference to each Fund’s prospectus.

I.	KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.	Summary of the Proposed Reorganization

At the Meeting, the shareholders of the Berwyn Fund will be asked to approve the Plan to reorganize the Berwyn Fund into the Small Cap Fund. If the Plan is approved by the shareholders of the Berwyn Fund and the Reorganization is completed, the Berwyn Fund will transfer substantially all of its assets to the Small Cap Fund in exchange for a number of full and fractional shares of the Small Cap Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Berwyn Fund as of the closing of the Reorganization (the “Closing”). Immediately thereafter, the Berwyn Fund will distribute the shares of the Small Cap Fund received in the exchange to its shareholders in proportion to the relative net asset value of their holdings of shares of the Berwyn Fund, by instructing the Small Cap Fund’s transfer agent to establish accounts in the Berwyn Fund’s share records in the names of those shareholders and transferring those Small Cap Fund shares to those accounts, in complete liquidation of the Berwyn Fund. Shares will be held in book entry form only. Certificates evidencing Small Cap Fund shares will not be issued to the corresponding Berwyn Fund’s shareholders.

The holding period for the Berwyn Fund’s shares will carry over to the Small Cap Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption fee or exchange fee. Upon completion of the Reorganization, each shareholder of the Berwyn Fund will own a number of full and fractional shares of the Small Cap Fund equal in aggregate net asset value to the aggregate net asset value of such shareholder’s shares of the Berwyn Fund at the time of the exchange.

Until the Closing, shareholders of the Berwyn Fund will continue to be able to redeem their shares at the net asset value per share (“NAV per share”) next determined after receipt by the Berwyn Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Small Cap Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Berwyn Fund will be canceled on the books of the Berwyn Fund and the transfer books of the Berwyn Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Small Cap Fund that they receive in the transaction at their then-current NAV per share. Shareholders of Berwyn Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Small Cap Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Berwyn Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective in or around May 2018, or such other date agreed upon by the officers of the Trust.

The expenses associated with the Reorganization will not be borne by the Funds or their shareholders. Chartwell has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Meeting and to preparing and filing the registration statement that includes this Proxy Statement. Chartwell also will incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan may be amended by the Board, notwithstanding approval of the Plan by the Berwyn Fund’s shareholders, provided that no such amendment after such approval may have a material adverse effect on those shareholders’ interests without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board if, among other reasons, the conditions set forth in the Plan have not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

2.	Description of the Small Cap Fund’s Shares

The Small Cap Fund’s shares issued to the shareholders of the Berwyn Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The Small Cap Fund’s shares will be sold and redeemed based upon the NAV per share of the Small Cap Fund next determined after receipt of the purchase or redemption request, as described in the Small Cap Fund’s prospectus.

3.	Board Considerations Related to the Proposed Reorganization

At a special telephonic meeting of the Board held on January 18, 2018 (the “January Meeting”), Chartwell recommended that the Board approve the Reorganization of the Berwyn Fund into the Small Cap Fund, which previously had been previewed with the Board. Chartwell recommended the Reorganization in order to combine two Funds with similar investment objectives that focus their investments on equity securities of value-oriented, smaller-capitalization companies located in the United States, and are managed by the same portfolio manager. In addition, if the Reorganization is approved, shareholders of the Berwyn Fund would become shareholders of a Fund with a lower investment advisory fee, lower annual fund operating expenses (before and after waivers), better total return investment performance and, in Chartwell’s view, more long-term potential for asset growth. Chartwell advised the Board that it had evaluated alternatives to the Reorganization, including liquidating or continuing to operate the Berwyn Fund, and believed that the Reorganization represented the best outcome for the Berwyn Fund’s shareholders.

At the January Meeting, the Board considered and approved the proposed Reorganization. The Independent Trustees were advised on this matter by independent counsel.

The Board received from Chartwell written materials containing relevant information about the Berwyn Fund, the Small Cap Fund, and the proposed Reorganization, including fee and expense information, on an actual and future estimated basis, and comparative performance data for each of the Funds.

The Board considered that the former portfolio manager for the Berwyn Fund had resigned from Chartwell effective December 29, 2017, at which time David C. Dalrymple, who also serves as the portfolio manager for the Small Cap Fund, began serving as the portfolio manager of the Berwyn Fund. The Board considered Chartwell’s advice that with Mr. Dalrymple managing the Berwyn Fund and the Small Cap Fund, both of which invest primarily in equity securities of value-oriented, smaller-capitalization companies located in the United States, there was likely to be significant overlap of the Funds’ holdings as the Berwyn Fund’s portfolio was aligned with investments that Mr. Dalrymple found attractive, in accordance with the Berwyn Fund’s investment objective and strategies. Given the similarities between the Funds, Chartwell believed that shareholders of the Berwyn Fund would be best served by becoming shareholders of the Small Cap Fund, which has lower investment advisory fees, lower annual fund operating expenses (before and after waivers), better total return investment performance and more long-term potential for asset growth.

The Board reviewed information about, among other things: (1) the investment objectives and strategies of the Berwyn Fund compared to those of the Small Cap Fund; (2) the portfolio management and other service providers for the Funds; (3) the comparative investment performance of the Funds; (4) the current investment advisory fees and total annual expense ratios of each Fund and the anticipated post-Reorganization investment advisory fees and total annual expense ratios for the Small Cap Fund; (5) the relative asset size of each Fund; (6) the costs of the Reorganization, which will be borne by Chartwell; (7) the federal income tax consequences of the Reorganization to each Fund’s shareholders; and (8) the general characteristics of the Funds.

In approving the Reorganization, the Board considered, among other things, the following:

Investment Objectives and Strategies. The Funds have similar investment objectives. The investment objective of the Berwyn Fund is to achieve long-term capital appreciation; current income is a secondary consideration. The investment objective of the Small Cap Fund is to seek long-term capital appreciation. While the Funds’ principal investment strategies have some differences, namely that the Berwyn Fund has the flexibility to invest in securities of companies with a wider range of capitalizations and in fixed income securities, both Funds primarily invest in equity securities of value-oriented, smaller-capitalization companies located in the United States. The Board considered that Morningstar classified both Funds in the “Small Blend” category. Unlike the Small Cap Fund, the Berwyn Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds, like the Small Cap Fund.

Decreased Fund Operating Expenses and Investment Advisory Fees. For the fiscal year ended October 31, 2017, the total annual expense ratio (before and after waivers) of the Small Cap Fund was lower than the total annual expense ratio (before and after waivers) of the Berwyn Fund. In addition, for the same period, the investment advisory fee currently paid by the Small Cap Fund was lower than the investment advisory fee currently paid by the Berwyn Fund.

Investment Performance. As shown in more detail above under “PERFORMANCE INFORMATION,” the Small Cap Fund has had better historical total return performance than the Berwyn Fund on an annualized basis over the one-, three-, five- and since-inception/10-year periods.

Asset Size and Cash Flow Management. The Board considered that, as of December 31, 2017, the Small Cap Fund had a larger asset base ($169.1 million) than the Berwyn Fund ($102.6 million). The Board considered that the Berwyn Fund had experienced significant outflows since 2013, and Chartwell’s view the combined Small Cap Fund would provide a larger asset base to help manage cash flows and may lower gross operating expenses.

Continuity in Service Providers. If the Reorganization is completed, there will be continuity in service providers. The Funds have the same Investment Advisor, portfolio manager, distributor, co-administrators, transfer agent, custodian, auditors and legal counsel.

Costs of the Reorganization. The Board considered that Chartwell, and not the Funds, would bear the costs of the Reorganization.

Investment Overlap. The Board was advised that as of January 17, 2018, there was approximately 60% overlap among the Funds’ investments, and that the overlap was expected to increase as the Berwyn Fund’s new portfolio manager aligns the Fund’s portfolio with investments he views as attractive, in accordance with the Berwyn Fund’s investment objective and strategies.

Based upon their evaluation of the relevant information presented to them and in light of their fiduciary duties under federal and state law, the Trustees of the Board, including all of the Independent Trustees, concluded that each Fund’s participation in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE BERWYN FUND VOTE FOR THE PLAN.

4.	Federal Income Tax Consequences

For each year of its existence, each Fund has had in effect an election to be, and the Trust believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, each Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel to the Trust substantially to the effect that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Provided that the Reorganization so qualifies, the tax opinion mentioned above also will be substantially to the effect that for federal income tax purposes, with respect to the Reorganization:

•	The Berwyn Fund and the Small Cap Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•	No gain or loss will be recognized by the Berwyn Fund or shareholders of the Berwyn Fund as a direct result of the Reorganization;
•	No gain or loss will be recognized by the Small Cap Fund as a direct result of the Reorganization;
•	The basis of the assets of the Berwyn Fund received by the Small Cap Fund will be the same as the basis of these assets in the hands of the Berwyn Fund immediately before the Reorganization;
•	The holding period of the assets of the Berwyn Fund received by the Small Cap Fund will include the period during which such assets were held by the Berwyn Fund;
•	The aggregate tax basis of the shares of the Small Cap Fund to be received by a shareholder of the Berwyn Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Berwyn Fund; and
•	The holding period of the shares of the Small Cap Fund received by a shareholder of the Berwyn Fund as part of the Reorganization will include the period that the shareholder held the shares of the Berwyn Fund (provided that such shares of the Berwyn Fund are capital assets in the hands of such shareholder as of the closing date of the Reorganization).

In rendering each opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Trust, the Berwyn Fund and the Small Cap Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived. No opinion will be expressed as to the effect of the Reorganization on the Berwyn Fund, the Small Cap Fund, or any shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Berwyn Fund would recognize gain or loss on the transfer of its assets to the Small Cap Fund, and each shareholder of the Berwyn Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Berwyn Fund shares and the fair market value of the shares of the Small Cap Fund it received.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders.

Prior to the closing of the Reorganization, the Berwyn Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the closing date of the Reorganization.

The Small Cap Fund will succeed to the tax attributes, including capital loss carryovers, of the Berwyn Fund. The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Small Cap Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers (if any as of the closing date of the Reorganization) may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the combined Fund and its shareholders post-closing. Under one such limitation, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund. It is not anticipated that other limitations on use of a Fund’s capital loss carryovers, if any, would be material, although that depends on the facts at the time of Closing. At October 31, 2017, neither the Berwyn Fund nor the Small Cap Fund had aggregate capital loss carryovers.

Shareholders of the Berwyn Fund will receive a proportionate share of any taxable income and gains realized by the Small Cap Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the combined Small Cap Fund. As a result, shareholders of the Berwyn Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, based on the unrealized appreciation in value of investments for income tax purposes as a percentage of its NAV of 13.5% for the Berwyn Fund as of October 31, 2017 compared to 22.5% for the Small Cap Fund as of October 31, 2017, shareholders of the Berwyn Fund could be exposed to more unrealized appreciation in portfolio investments post-closing, resulting in more taxable gain to the shareholders as portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. However, the amount of unrealized appreciation (depreciation) of both Funds is expected to change prior to closing date of the Reorganization.

You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

5.	Comparison of Forms of Organization and Shareholder Rights

Both Funds are series of the Trust, which is organized as a Delaware statutory trust and overseen by the Board. Each Fund is authorized to issue an unlimited number of shares of beneficial interest. The Small Cap Fund’s shares that will be distributed to the Berwyn Fund’s shareholders will have the same legal characteristics as the shares of the Berwyn Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability.

6.	Capitalization

The capitalization of each Fund as of October 31, 2017, and the Small Cap Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Berwyn Fund	Small Cap Fund	Share Adjustments	Pro forma Combined Small Cap Fund
Net Assets	$110,897,884	$165,537,659		$276,435,543
Shares Outstanding	3,349,387	8,249,339	2,176,168	13,774,894
Net Asset Value per Share	$33.11	$20.07		$20.07

J.	ADDITIONAL INFORMATION ABOUT THE FUNDS
1.	Investment Advisor and Portfolio Manager

Chartwell, a Pennsylvania limited liability company founded in 1997, which maintains its principal offices at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, currently serves as the investment adviser of each Fund, and will continue to serve as the investment adviser of the Small Cap Fund following the Reorganization. Chartwell is a wholly owned subsidiary of TriState Capital Holdings, Inc., a registered bank holding company based in Pittsburgh, Pennsylvania.

Under the advisory agreement with each Fund, Chartwell will provide the Funds with the same advisory services and facilities.

Pursuant to the advisory agreements, Chartwell is entitled to receive a fee based on the average daily net assets of the Funds. The advisory fees for each Fund are set forth in the table below.

Berwyn Fund 1.00% of the first $500 million; 0.95% of the next $500 million; and 0.90% of such asset over $1 billion	Chartwell Small Cap Value Fund 0.90%

A discussion regarding the basis for the Board’s approval of the advisory agreement with respect to the each Fund is available in the Annual Report to shareholders for the period ended October 31, 2017.

David C. Dalrymple, CFA, the portfolio manager of the Berwyn Fund and the Small Cap Fund, will continue to manage the Small Cap Fund after the Reorganization, and the Reorganization will not change the way the Small Cap Fund’s assets are managed.

Mr. Dalrymple has 30 years of investment experience and has been with Chartwell since its inception in 1997. He has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. During the past five years, Mr. Dalrymple has been the lead portfolio manager of the firm’s Small Cap Value strategy serving institutional, high net worth, and mutual fund sub-advisory clients. From 1991 to 1997, Mr. Dalrymple served as Portfolio Manager at Delaware Investment Advisers, managing a small cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid-cap styles. Prior to joining Delaware Investment Advisers, Mr. Dalrymple was an assistant portfolio manager at Lord Abbett & Co. managing mid-cap value and small-cap growth products. Mr. Dalrymple holds a Bachelor of Science degree in Business Management from Clarkson University and an MBA from Cornell University’s Johnson School and is a Chartered Financial Analyst.

The Funds’ SAI provides additional information Mr. Dalrymple, including compensation, other accounts managed and ownership of the Funds.

2.	Other Service Providers

The following table describes the other service providers to the Funds:

Co-Administrators	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	UMB Fund Services, Inc.
Independent Registered Public Accounting Firm	BBD, LLP
Custodian	UMB Bank, n.a.

3.	Dividends and Distributions

The Funds have the same dividend and distribution schedule. Both Funds make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Funds may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

II.       VOTING INFORMATION

A.	RECORD DATE AND VOTING RIGHTS

Proxies are being solicited from the shareholders of the Berwyn Fund by the Board for the Meeting to be held at 3:00 p.m. Eastern time on April 26, 2018, at the offices of the Trust, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The Board has fixed the close of business on February 22, 2018 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.

B.	HOW TO VOTE

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or
•	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

C.	QUORUM

The presence in person or by proxy of one-third (33 1/3%) of the shares of the Berwyn Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Berwyn Fund. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

D.	VOTE REQUIRED

Approval of a Reorganization will require the affirmative vote of a majority of the outstanding shares of the Berwyn Fund entitled to vote at the Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities of the Berwyn Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Berwyn Fund.

If the shareholders of the Berwyn Fund do not approve the proposed Reorganization, then the Reorganization will not be implemented. In such case, the Board will consider what further actions to take with respect to the Berwyn Fund, if any, including liquidation of the Berwyn Fund or continuing the Berwyn Fund as a series of the Trust.

E.	ADJOURNMENTS

If a quorum of shareholders of the Berwyn Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Berwyn Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

F.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Because the proposed Reorganization is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power. As a result, these shares will be treated as broker non-votes (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).

Assuming the presence of a quorum of shareholders of the Berwyn Fund, abstentions and broker non-votes will have the effect of votes against the proposed Reorganization. Abstentions will not be voted “FOR” any adjournment. Broker non-votes may, at the discretion of the proxies named therein, be voted “FOR” any adjournment.

G.	METHOD AND COST OF SOLICITATION

The Trust expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of Chartwell, who will not be paid for these services. The Solicitor has been retained for proxy solicitation services, including print, mail and tabulation services, as well as the facilitation of mail, telephone and internet voting, at an anticipated cost of approximately $32,000. Chartwell will bear the costs of the Meeting, including legal costs, the costs of retaining the Solicitor, and other expenses incurred in connection with the solicitation of proxies.

H.	RIGHT TO REVOKE PROXY

Any shareholder giving a proxy may revoke it before it is exercised at the Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number or Internet website listed in the enclosed voting instructions. If not so revoked, the votes will be cast at the Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy.

I.	VOTING SECURITIES AND PRINCIPAL HOLDERS

As of the Record Date, the Berwyn Fund had [__________] shares outstanding and entitled to vote.

Shareholders of record who own five percent or more of a Fund as of the Record Date are set forth on Appendix C to this Proxy Statement.

III.       OTHER INFORMATION

A.	OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	NEXT MEETING OF SHAREHOLDERS

The Berwyn Fund is not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. If the Reorganization is not completed, the next meeting of the shareholders of the Berwyn Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Berwyn Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	INFORMATION FILED WITH THE SEC

The Trust and the Funds are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust, on behalf of the Funds, may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Trustees of The Chartwell Funds

President and Trustee
The Chartwell Funds

[_________], 2018

APPENDIX A

FORM OF

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”), is made as of this [__] day of [_________], 2018, by The Chartwell Funds (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, on behalf of its series, the Berwyn Fund (“Berwyn Fund”) and the Chartwell Small Cap Value Fund (“Small Cap Fund”) (together, the “Funds” and, individually, a “Fund”). Chartwell Investment Partners, LLC (the “Adviser”), a Pennsylvania limited liability company, joins this Plan solely for purposes of Section 8.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Trust, on behalf of Small Cap Fund, of substantially all of the property, assets and goodwill of Berwyn Fund in exchange solely for full and fractional shares of beneficial interest, with no par value, of Small Cap Fund (“Small Cap Fund Shares”); (ii) the distribution of Small Cap Fund Shares to the holders shares of beneficial interest, with no par value, of Berwyn Fund (the “Berwyn Fund Shares”), respectively, according to their respective interests in Berwyn Fund, in complete liquidation of Berwyn Fund; and (iii) the dissolution of Berwyn Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust covenants and agrees as follows:

1. Sale and Transfer of Assets, Liquidation and Dissolution of Berwyn Fund.

(a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by Small Cap Fund of the number of Small Cap Fund Shares hereinafter provided, the Trust, on behalf of Berwyn Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to Small Cap Fund all of Berwyn Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gain distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with Berwyn Fund’s complete liquidation; and (ii) pay such contingent liabilities, if any, as the officers of the Trust, on behalf of Berwyn Fund, shall reasonably deem to exist against Berwyn Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Berwyn Fund’s books (such assets hereinafter “Net Assets”). Small Cap Fund shall not assume any liability of Berwyn Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of Berwyn Fund, shall use its reasonable best efforts to discharge all of the known liabilities of Berwyn Fund, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust, on behalf of Small Cap Fund, agrees at the Closing to deliver to Berwyn Fund the number of Small Cap Fund Shares, determined by dividing the net asset value per share of Berwyn Fund by the net asset value per share of Small Cap Fund, respectively, and separately multiplying the result thereof by the number of outstanding shares of Berwyn Fund as of 4:00 p.m., Eastern time, on the Closing Date. The Small Cap Fund Shares delivered to Berwyn Fund at the Closing shall have an aggregate net asset value equal to the value of Berwyn Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c) Immediately following the Closing, Berwyn Fund shall distribute the Small Cap Fund Shares received by Berwyn Fund pursuant to this Section 1 pro rata to Berwyn Fund’s shareholders of record, based upon their respective holdings of Berwyn Fund, as of the close of business on the Closing Date. Such distribution shall be accomplished by the establishment of accounts on the share records of Small Cap Fund of the type and in the amounts due such shareholders based on their respective holdings in Berwyn Fund as of the close of business on the Closing Date. Fractional Small Cap Fund Shares shall be carried to the third decimal place. As of the Closing, any outstanding certificate or certificates representing Berwyn Fund Shares shall be canceled. Certificates for Small Cap Fund Shares shall not be issued. After the distribution, Berwyn Fund shall be dissolved.

(d) At the Closing, each shareholder of record of Berwyn Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 7(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Berwyn Fund that such person had on such Distribution Record Date.

(e) All books and records relating to Berwyn Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to Small Cap Fund from and after the date of the Plan, and shall be turned over to Small Cap Fund on or prior to the Closing.

2. Valuation.

(a) The net asset value of Small Cap Fund Shares and Berwyn Fund Shares and the value of Berwyn Fund’s Net Assets to be acquired by Small Cap Fund hereunder shall in each case be computed as of 4:00 p.m., Eastern time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”). The net asset value per share of Small Cap Fund Shares and Berwyn Fund Shares and the value of Berwyn Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent prospectus of Small Cap Fund and Berwyn Fund, as amended or supplemented, except that the net asset value per share of Berwyn Fund shall be carried to the fourth decimal place.

(b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Small Cap Fund Shares or Berwyn Fund Shares or the value of Berwyn Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c) All computations of value regarding the net asset value of Small Cap Fund Shares and Berwyn Fund Shares and the value of Berwyn Fund’s Net Assets shall be made by the administrator to the Funds.

3. Closing and Closing Date.

The Closing shall take place at the offices of the Trust at [_:_], Eastern time, on [__], 2018 or such other date as the officers of the Trust may determine (the “Closing Date”). The Trust, on behalf of Berwyn Fund, shall have provided for delivery as of the Closing those Net Assets of Berwyn Fund to be transferred to the account of Small Cap Fund’s custodian, UMB Bank, n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106. The Trust, on behalf of Berwyn Fund, shall deliver at the Closing a list of names and addresses of the holders of record of Berwyn Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 4:00 p.m., Eastern time, on the Closing Date. The Trust, on behalf of Small Cap Fund, shall provide evidence that such Small Cap Fund Shares have been registered in an account on the books of Small Cap Fund in such manner as the officers of the Trust, on behalf of Berwyn Fund, may reasonably request.

4. Representations and Warranties by the Trust on behalf of Small Cap Fund and Berwyn Fund.

The Trust, on behalf of Small Cap Fund and Berwyn Fund, represents and warrants that:

(a) Each Fund is a series of the Trust, which was originally organized as a Delaware statutory trust effective on January 23, 2017. The Trust is validly existing under the laws of the State of Delaware. The Trust is duly registered under the 1940 Act as an open-end, management investment company and each Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of each Fund, each outstanding share of which is, and each share of Small Cap Fund when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights. The Trust currently issues shares of six series, including the Funds. Each Fund currently offers one class of shares. No shareholder of either Fund shall have any option, warrant or preemptive right of subscription or purchase with respect to Berwyn Fund Shares or Small Cap Fund Shares.

(c) The financial statements appearing in each Fund’s Annual Report to Shareholders for the fiscal year ended [October 31, 2017], audited by BBD, LLP, and any interim unaudited financial statements, fairly present the financial position of each Fund as of their respective dates and the results of each Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(d) The books and records of each Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of such Fund.

(e) The Trust, on behalf of each Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of either Fund, of the transactions contemplated by the Plan, except for the registration of Small Cap Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder. Berwyn Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by Berwyn Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by Berwyn Fund.

(f) The Trust has elected to treat each Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund is a “fund” as defined in Section 851(g)(2) of the Code. Each Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date, and, with respect to Berwyn Fund, will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and, with respect to Small Cap Fund, intends to continue to qualify as a RIC after the Closing Date. Neither Fund has had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause either Fund to fail to be qualified as a RIC as of the Closing Date.

(g) Neither Fund is under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h) Neither Fund has any unamortized or unpaid organizational fees or expenses.

(i) All information to be furnished by either Fund for use in preparing any prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(j) Neither Fund has any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4(c) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(k) There is no inter-corporate indebtedness existing between Berwyn Fund and Small Cap Fund that was issued, acquired, or will be settled at a discount.

(l) The registration statement on Form N-14 referred to in Section 6(h) hereof (the “Registration Statement”), and any prospectus or statement of additional information of Small Cap Fund or Berwyn Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective and clearance dates of the Registration Statement, on the date of the special meeting of Berwyn Fund’s shareholders to vote on the Plan (the “Special Meeting”) and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

(m) Since October 31, 2017, there has not been any material adverse change in either Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of each Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(o) As of the Closing Date, Berwyn Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of Berwyn Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p) There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Trust. The Trust, on behalf of either Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Small Cap Fund’s or Berwyn Fund’s business or their ability to consummate the transactions herein contemplated.

(q) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Trust’s Board of Trustees, subject to approval of Berwyn Fund’s shareholders.

(r) On the Closing Date, all material Returns (as defined below) of each Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Trust’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on either Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in each Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in the Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

5. Further Representations and Warranties by the Trust, on behalf of Berwyn Fund.

The Trust represents and warrants that:

(a) The statement of assets and liabilities to be furnished by the Trust, on behalf of Berwyn Fund, as of 4:00 p.m., Eastern time, on the Closing Date for the purpose of determining the number of Small Cap Fund Shares to be issued pursuant to Section 1 of the Plan, will accurately reflect Berwyn Fund’s Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, the Trust, on behalf of Berwyn Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) The Trust, on behalf of Berwyn Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of Berwyn Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of Berwyn Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

6. Covenants of the Trust.

(a) The Trust, on behalf of each Fund, covenants to operate each Fund’s respective business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(b) The Trust, on behalf of Berwyn Fund, undertakes that it will not acquire Small Cap Fund Shares for the purpose of making distributions thereof to anyone other than Berwyn Fund’s shareholders.

(c) The Trust, on behalf of Berwyn Fund, undertakes that, if the Plan is consummated, Berwyn Fund will liquidate and dissolve.

(d) The Trust, on behalf of each Fund, agrees that, by the Closing, all of the federal and other Tax Returns required by law to be filed on or before such date shall have been filed, and either all federal and other Taxes shown as due on said Returns shall have been paid, or adequate liability reserves shall have been provided for the payment of such Taxes.

(e) The Trust, on behalf of Berwyn Fund, shall provide at the Closing:

(1)       A statement of the respective tax basis and holding period of all investments to be transferred by Berwyn Fund to Small Cap Fund.

(2)       A copy (which may be in electronic form) of Berwyn Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Trust, with respect to each shareholder, and such information as Small Cap Fund may reasonably request concerning Berwyn Fund shares or Berwyn Fund shareholders in connection with Berwyn Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of Berwyn Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of Small Cap Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)       A copy of any other Tax books and records of Berwyn Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by Berwyn Fund after the Closing.

(4)       If requested by Small Cap Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to Berwyn Fund.

(f) As promptly as practicable, but in any case within sixty days after the date of Closing, the Trust, on behalf of Berwyn Fund, shall furnish Small Cap Fund, in such form as is reasonably satisfactory to Small Cap Fund, a statement of the earnings and profits of Berwyn Fund for federal income tax purposes that will be carried over by Small Cap Fund as a result of Section 381 of the Code.

(g) As of the Closing, the Trust, on behalf of Berwyn Fund, shall have called, and the Trust shall have held, a Special Meeting of Berwyn Fund’s shareholders to consider and vote upon the Plan and the Trust shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The Trust shall have sent to each shareholder of record of Berwyn Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined prospectus/proxy statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, thereunder (the “Prospectus/Proxy Statement”).

(h) The Trust, on behalf of Small Cap Fund, has filed the Registration Statement with the Securities and Exchange Commission (“SEC”) and used its best efforts to provide that the Registration Statement became effective as promptly as practicable. At the time it became effective, the Registration Statement (i) complied in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement became effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Subject to the provisions of the Plan, the Trust, on behalf of each Fund, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(j) The Trust, on behalf of each Fund, intends that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. The Trust, on behalf of each Fund, shall not take any action or cause any action to be taken (including, without limitation, the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

7. Conditions Precedent to be Fulfilled by the Trust.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a) That all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date.

(b) That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c) That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Berwyn Fund at a meeting or any adjournment thereof.

(d) The Trust, on behalf of Berwyn Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of Berwyn Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of Berwyn Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of Berwyn Fund or Small Cap Fund.

(f) That there shall be delivered to the Trust an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of the Trust with regard to matters of fact:

(1) The acquisition by Small Cap Fund of substantially all the assets of Berwyn Fund, as provided for herein, in exchange solely for Small Cap Fund Shares followed by the distribution by Berwyn Fund to its shareholders of Small Cap Fund Shares in complete liquidation of Berwyn Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Berwyn Fund and Small Cap Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by Berwyn Fund upon the transfer of substantially all of its assets to Small Cap Fund in exchange solely for voting shares of Small Cap Fund under Sections 361(a) and 357(a) of the Code;

(3) No gain or loss will be recognized by Small Cap Fund upon the receipt by it of substantially all of the assets of Berwyn Fund in exchange solely for voting shares of Small Cap Fund under Section 1032(a) of the Code;

(4) No gain or loss will be recognized by Berwyn Fund upon the distribution of Small Cap Fund Shares to its shareholders in complete liquidation of Berwyn Fund (in pursuance of the Plan) under Section 361(c)(1) of the Code;

(5) The tax basis of the assets of Berwyn Fund received by Small Cap Fund will be the same as the tax basis of these assets in the hands of Berwyn Fund immediately prior to the Reorganization under Section 362(b) of the Code;

(6) The holding periods of the assets of Berwyn Fund received by Small Cap Fund will include the periods during which such assets were held by Berwyn Fund under Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of Berwyn Fund upon the exchange of their shares in Berwyn Fund solely for voting shares of Small Cap Fund, including fractional shares to which they may be entitled, under Section 354(a) of the Code;

(8) The tax basis of Small Cap Fund Shares received by the shareholders of Berwyn Fund (including fractional shares to which they may be entitled) will be the same as the tax basis of the Berwyn Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

(9) The holding period of Small Cap Fund Shares received by shareholders of Berwyn Fund (including fractional shares to which they may be entitled) will include the holding period of Berwyn Fund Shares surrendered in exchange therefor, provided that the shareholder held the Berwyn Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and

(10) Small Cap Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of Berwyn Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on Berwyn Fund, Small Cap Fund, or any Shareholder of Berwyn Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

(g) That there shall be delivered to the Trust an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1) Berwyn Fund and Small Cap Fund are each a series of the Trust and that Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

(3) The consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Trust, on behalf of each Fund;

(4) The Trust, on behalf of each Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(5) Small Cap Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of Small Cap Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h) That Small Cap Fund’s Prospectus contained in the Registration Statement with respect to Small Cap Fund Shares to be delivered to Berwyn Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i) That Small Cap Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Small Cap Fund Shares lawfully to be delivered to each holder of Berwyn Fund Shares.

(j) The Trust, on behalf of Berwyn Fund will provide Small Cap Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by Berwyn Fund to Small Cap Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Trust, on behalf of Small Cap Fund, all workpapers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to Berwyn Fund, (4) the Tax books and records of Berwyn Fund for purposes of preparing any Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 6(f).

8. Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne by the Adviser.

9. Termination; Postponement; Waiver; Order.

(a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of Berwyn Fund) to the Closing, or the Closing may be postponed by the Trust, on behalf of either Fund, if any condition of its obligations set forth in Section 7 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

(b) If the transactions contemplated by the Plan have not been consummated by [___________], the Plan shall automatically terminate on that date, unless a later date is set by officers of the Trust.

(c) In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither the Trust, Berwyn Fund nor Small Cap Fund, nor their trustees, officers, or agents or the shareholders of Berwyn Fund or Small Cap Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 8 hereof.

(d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the Trust if, in the judgment of its officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to its shareholders.

(e) The representations and warranties contained in Sections 4 and 5 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f) If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of the Trust, on behalf of either Fund, to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of Berwyn Fund; provided that, if such term or condition would result in a change in the method of computing the number of Small Cap Fund Shares to be issued to Berwyn Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of Berwyn Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless Berwyn Fund promptly calls a special meeting of the shareholders of Berwyn Fund at which such condition shall be submitted for approval.

10. Final Tax Returns and Forms 1099 of Berwyn Fund; Reporting responsibility.

(a) After the Closing Date, the Trust, on behalf of Berwyn Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Trust with respect to Berwyn Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b) Any reporting responsibility of the Trust, on behalf of Berwyn Fund, is and shall remain the responsibility of Berwyn Fund, up to and including the Closing Date, and such later date on which Berwyn Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.

11. Liability of the Trust.

It is acknowledged and agreed that all obligations of the Trust under the Plan with respect to a Fund are binding only with respect to that Fund; shall be discharged only out of the assets of such Fund, that no other series of the Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither the Trust nor a Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Trust or a Fund, the trustees, officers, employees or agents of the Trust, or any of them.

12. Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

13. Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

14. Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the Trust, on behalf of Berwyn Fund, and on behalf of Small Cap Fund, has caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

THE CHARTWELL FUNDS, on behalf of the CHARTWELL SMALL CAP VALUE FUND

By:
Name: [_________] Title: [_________]

THE CHARTWELL FUNDS, on behalf of THE BERWYN FUND

By:
Name: [_________] Title: [_________]

With respect to Section 8 of the Plan only: CHARTWELL INVESTMENT PARTNERS, LLC

By:
Name: [_________] Title: [_________]

APPENDIX B

FINANCIAL HIGHLIGHTS

Berwyn Fund

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Year Ended December 31,
	For the Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*		2015	2014	2013	2012
Net asset value, beginning of period	$29.78	$26.63		$31.79	$39.68	$32.02	$28.76
Income from Investment Operations:
Net investment income (loss)[1]	(0.17)	(0.09)		(0.18)	(0.13)	(0.08)	0.06
Net realized and unrealized
gain (loss) on investments	7.14	3.24		(4.39)	(1.64)	11.46	5.25
Total from investment operations	6.97	3.15		(4.57)	(1.77)	11.38	5.31

Less Distributions:
From net investment income	-	-		-	-	-	(0.06)
From net realized gain	(3.64)	-		(0.59)	(6.12)	(3.73)	(2.01)
Total distributions	(3.64)	-		(0.59)	(6.12)	(3.73)	(2.07)

Redemption fee proceeds	- [1,2]	-	1,2	- [2]	- [2]	0.01	0.02

Net asset value, end of period	$33.11	$29.78		$26.63	$31.79	$39.68	$32.02

Total return[3]	24.22%	11.83%[4]		(14.41)%	(4.62)%	35.58%	18.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,898	$120,045		$168,588	$346,101	$518,888	$301,639

Ratio of expenses to average net assets:
Before fees waived	1.28%	1.33%[5]		1.22%	1.16%	1.18%	1.19%
After fees waived	1.22%	1.28%[5,6]		1.22%	1.16%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.62)%	(0.44)%[5]		(0.44)%	(0.33)%	(0.23)%	0.20%
After fees waived	(0.56)%	(0.39)%[5]		(0.44)%	(0.33)%	(0.23)%	0.20%

Portfolio turnover rate	27%	13%[4]		11%	17%	29%	30%

1	Based on average daily shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	Annualized.
6	Effective May 1, 2016, the advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.22% of the average daily net assets of the Fund’s shares. Please see Note 3 for more information.
*	Fiscal year changed to October 31, effective September 30, 2016.

B-1

Chartwell Small Cap Value Fund

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.25	$15.38	$16.30	$15.23	$11.11
Income from Investment Operations:
Net investment income[1]	0.05	0.10	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	3.86	0.89	(0.59)	1.40	4.05
Total from investment operations	3.91	0.99	(0.49)	1.49	4.12

Less Distributions:
From net investment income	(0.09)	(0.11)	(0.05)	(0.04)	-
From net realized gain	-	(0.01)	(0.38)	(0.39)	-
Total distributions	(0.09)	(0.12)	(0.43)	(0.43)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.01	-

Net asset value, end of year	$20.07	$16.25	$15.38	$16.30	$15.23

Total return[3]	24.09%	6.51%	(3.06)%	10.06%	37.08%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$165,538	$162,782	$148,071	$136,081	$4,685

Ratio of expenses to average net assets:
Before fees waived and other expenses absorbed	1.14%	1.30%	1.48%	1.61%	3.17%[4]
After fees waived and other expenses absorbed	1.05%	1.05%	1.05%	1.05%	1.06%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and other expenses absorbed	0.18%	0.42%	0.17%	(0.01)%	(1.58)%[5]
After fees waived and other expenses absorbed	0.27%	0.67%	0.60%	0.55%	0.53%[5]

Portfolio turnover rate	39%	22%	21%	157%	25%

1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Includes excise tax expense. If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 3.16%; the ratio of expenses to average net assets after fees waived would have been 1.05%.
5	Includes excise tax expense. If this expense was excluded, the ratio of net investment income (loss) to average net assets before fees waived would have been (1.57)%; the ratio of net investment income (loss) to average net assets after fees waived would have been 0.54%.

B-2

APPENDIX C

OWNERSHIP OF SHARES OF THE FUNDS

The following persons owned of record or beneficially 5% or more of the outstanding shares of each Fund as of the Record Date.

Berwyn Fund

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Fund
[National Financial Serv Corp Cust The Exlusive Benefit of Our Customers 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310]	[__]%
[Ameritrade Inc. For the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103]	[__]%
[Charles Schwab & Co. Inc. Reinvest Acct Attn: Mutual Fund Dept. San Francisco, CA 94105]	[__]%
[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[__]%
[___]	[__]%
[___]	[__]%

Chartwell Small Cap Value Fund

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Fund
[UBS WM USA Special Custoday AC FBOC UBSFSI Weehawken, NJ 07086]	[__]%
[Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246]	[__]%
[Band & Co c/o US Bank NA PO Box 1787 Milwaukee, WI 53201]	[__]%
[Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105]	[__]%
[___]	[__]%
[___]	[__]%

C-1

Statement of Additional Information

[_______], 2018

Chartwell Small Cap Value Fund

(Ticker Symbol: CWSIX)

A series of The Chartwell Funds

The Chartwell Funds

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

888-995-5525

This statement of additional information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated [_________], 2018, as may be amended from time to time (the “Proxy/Prospectus”), for the Special Meeting of Shareholders of the Berwyn Fund, a series of The Chartwell Funds (the “Trust”), a Delaware statutory trust, to be held on April 26, 2018. A copy of the Proxy/Prospectus is available by calling the proxy solicitor, [Broadridge Financial Solutions, Inc.,] toll-free at [888-991-1289].

This SAI relates specifically to the proposed reorganization of the Berwyn Fund into the Chartwell Small Cap Value Fund (the “Small Cap Fund” and, together with the Berwyn Fund, the “Funds” or, individually, a “Fund”), a separate series of the Trust.

This SAI consists of this document and the following described documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and, except as noted below, is incorporated by reference herein:

•	Statement of Additional Information of each Fund, dated July 17, 2017 (filed via EDGAR on July 17, 2017, Accession No. 0001398344-17-008701);

•	Annual Report to Shareholders of the Funds for the fiscal year ended October 31, 2017 (filed via EDGAR on January 10, 2018, Accession No. 0001398344-18-000412). Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

Pro Forma Financial Information

BERWYN FUND

CHARTWELL SMALL CAP VALUE FUND

PRO FORMA FINANCIAL INFORMATION, OCTOBER 31, 2017

(UNAUDITED)

The following unaudited pro forma financial information gives effect to the proposed reorganization (referred to as the “Reorganization” or “Transaction”), accounted as if the Reorganization had been completed and in effect for the 12 months ended October 31, 2017. In addition, the pro forma financial information has been prepared based upon the proposed fee and expense structure after the Reorganization, as discussed in the Proxy/Prospectus.

The Pro Forma financial information has been estimated in good faith based upon information regarding the Berwyn Fund and the Small Cap Fund for the twelve month period ended October 31, 2017. The Pro Forma Financial Information should be read in conjunction with the historical financial statements and notes thereto of the Berwyn Fund and the Small Cap Fund, which are available in their annual shareholder reports.

Portfolio of Investments as of October 31, 2017

Pro Forma Combined Schedule of Investments

Berwyn Fund

Chartwell Small Cap Value Fund

Charwell Small Cap Value Fund Pro Forma Combined

(Unaudited)

	% of	Berwyn Fund		Chartwell Small Cap Value Fund		Pro Forma Adjustments		Chartwell Small Cap Value Fund Pro-Forma Combined
	Net Assets	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Common Stocks	92.76%

Basic Materials	7.91%
Calgon Carbon Corp.		-	$-	75,102	$1,629,714	-	-	75,102	$1,629,714
Carpenter Technology Corp.		76,000	3,784,040	-	-	-	-	76,000	3,784,040
Eagle Materials, Inc.		-	-	22,400	2,364,768	8,800	929,016	31,200	3,293,784
Harsco Corp.*		-	-	88,500	1,880,625	41,200	875,500	129,700	2,756,125
Innophos Holdings, Inc.		-	-	32,855	1,607,595	-	-	32,855	1,607,595
KMG Chemicals, Inc.		50,445	2,781,033	-	-	-	-	50,445	2,781,033
Lydall, Inc.*		-	-	31,341	1,811,510	15,400	874,720	46,741	2,686,230
Minerals Technologies, Inc.		-	-	33,147	2,383,269	13,000	934,700	46,147	3,317,969
Total Basic Materials			6,565,073		11,677,481		3,613,936		21,856,490

Communications	0.84%
Scholastic Corp.		-	-	62,490	2,308,381	-	-	62,490	2,308,381
Vonage Holdings Corp.*		400,491	3,255,992	-	-	(400,491)	(3,255,992)	-	-
Total Communications			3,255,992		2,308,381		(3,255,992)		2,308,381

Consumer, Cyclical	10.02%
Buffalo Wild Wings, Inc.*		-	-	9,350	1,105,170	-	-	9,350	1,105,170
Callaway Golf Co.		148,053	2,136,405	-	-	(148,053)	(2,136,405)	-	-
China Automotive Systems, Inc.*		410,120	2,071,106	-	-	-	-	410,120	2,071,106
Denny's Corp.*		-	-	198,600	2,595,702	76,200	995,934	274,800	3,591,636
Express, Inc.*		253,000	1,712,810	-	-	(253,000)	(1,712,810)	-	-
Hooker Furniture Corp.		77,804	3,687,910	-	-	(77,804)	(3,687,910)	-	-
Interface, Inc.		-	-	91,825	2,093,610	41,000	934,800	132,825	3,028,410
Knoll, Inc.		72,196	1,531,999	88,785	1,884,018	-	-	160,981	3,416,017
Lumber Liquidators Holdings, Inc.*		36,011	1,108,418	-	-	-	-	36,011	1,108,418
MDC Holdings, Inc.		97,000	3,592,880	-	-	(97,000)	(3,592,880)	-	-
Oxford Industries, Inc.		-	-	17,150	1,107,890	6,400	413,440	23,550	1,521,330
Rush Enterprises, Inc. - Class A*		-	-	62,705	3,184,160	24,500	1,244,110	87,205	4,428,270
Spartan Motors, Inc.		220,393	3,559,347	-	-	(220,393)	(3,559,347)	-	-
TRI Pointe Group, Inc.*		-	-	125,325	2,216,999	-	-	125,325	2,216,999
Winnebago Industries, Inc.		56,867	2,795,013	-	-	-	-	56,867	2,795,013
Wolverine World Wide, Inc.		-	-	62,165	1,697,104	26,100	712,530	88,265	2,409,634
Total Consumer, Cyclical			22,195,888		15,884,653		(10,388,538)		27,692,003

Consumer, Non-Cyclical	4.46%
ACCO Brands Corp.*		222,110	2,898,535	-	-	-	-	222,110	2,898,535
Heidrick & Struggles International, Inc.		98,879	2,457,143	-	-	-	-	98,879	2,457,143
Lancaster Colony Corp.		-	-	11,085	1,388,064	4,800	601,056	15,885	1,989,120
Landec Corp.*		181,190	2,400,768	-	-	-	-	181,190	2,400,768
Matthews International Corp. - Class A		-	-	27,920	1,754,772	-	-	27,920	1,754,772
Navigant Consulting, Inc.*		145,465	2,517,999	-	-	(145,465)	(2,517,999)	-	-
Strayer Education, Inc.		-	-	8,706	816,013	-	-	8,706	816,013
Total Consumer, Non-Cyclical			10,274,445		3,958,849		(1,916,943)		12,316,351

Energy	4.07%
Hallador Energy Co.		189,281	980,476	-	-	-	-	189,281	980,476
Matrix Service Co.*		106,113	1,496,193	-	-	-	-	106,113	1,496,193
McDermott International, Inc.*1		454,517	3,008,903	-	-	-	-	454,517	3,008,903
Newpark Resources, Inc.*		277,803	2,430,776	-	-	(277,803)	(2,430,776)	-	-
RSP Permian, Inc.*		-	-	76,900	2,646,129	-	-	76,900	2,646,129
SRC Energy, Inc.*		-	-	233,875	2,231,167	92,700	884,358	326,575	3,115,525
Total Energy			7,916,348		4,877,296		(1,546,418)		11,247,226

Financial	27.61%
American Equity Investment Life Holding Co.		-	-	70,618	2,083,937	28,400	838,084	99,018	2,922,021
Argo Group International Holdings Ltd.[1]		-	-	54,389	3,423,788	21,500	1,353,425	75,889	4,777,213
Columbia Banking System, Inc.		-	-	69,275	3,014,155	23,900	1,039,889	93,175	4,054,044
CVB Financial Corp.		-	-	84,050	2,005,433	32,700	780,222	116,750	2,785,655
Dime Community Bancshares, Inc.		102,708	2,264,711	-	-	-	-	102,708	2,264,711
FCB Financial Holdings, Inc. - Class A*		-	-	35,075	1,638,003	15,000	700,500	50,075	2,338,503
First Financial Bancorp		-	-	89,750	2,450,175	38,600	1,053,780	128,350	3,503,955
First Midwest Bancorp, Inc.		-	-	92,300	2,131,207	41,900	967,471	134,200	3,098,678
Flagstar Bancorp, Inc.*		91,000	3,400,670	-	-	-	-	91,000	3,400,670
FNB Corp.		-	-	112,847	1,522,306	55,300	745,997	168,147	2,268,303
Hallmark Financial Services, Inc.*		370,452	4,293,539	-	-	-	-	370,452	4,293,539
Hope Bancorp, Inc.		-	-	119,965	2,213,354	-	-	119,965	2,213,354
Independent Bank Group, Inc.		-	-	44,373	2,791,062	15,300	962,370	59,673	3,753,432
McGrath RentCorp		-	-	32,909	1,471,032	-	-	32,909	1,471,032
Pinnacle Financial Partners, Inc.		-	-	23,925	1,583,835	11,400	754,680	35,325	2,338,515
PRA Group, Inc.*		-	-	84,180	2,348,622	30,300	845,370	114,480	3,193,992
Renasant Corp.		-	-	55,100	2,281,140	24,900	1,030,860	80,000	3,312,000
Selective Insurance Group, Inc.		-	-	62,452	3,722,139	22,700	1,352,920	85,152	5,075,059
South State Corp.		-	-	32,450	2,922,122	11,800	1,062,590	44,250	3,984,712
Towne Bank/Portsmouth VA		-	-	72,267	2,420,945	33,700	1,128,950	105,967	3,549,895
UMB Financial Corp.		-	-	28,480	2,094,134	10,800	794,124	39,280	2,888,258
Umpqua Holdings Corp.		-	-	99,248	2,030,614	48,700	996,402	147,948	3,027,016
United Bankshares, Inc.		-	-	42,940	1,543,693	21,800	783,710	64,740	2,327,403
United Community Banks, Inc.		-	-	89,875	2,464,373	37,000	1,014,540	126,875	3,478,913
Total Financial			9,958,920		48,156,069		18,205,884		76,320,873

Portfolio of Investments as of October 31, 2017

Pro Forma Combined Schedule of Investments

Berwyn Fund

Chartwell Small Cap Value Fund

Charwell Small Cap Value Fund Pro Forma Combined

(Unaudited)

	% of	Berwyn Fund		Chartwell Small Cap Value Fund		Pro Forma Adjustments		Chartwell Small Cap Value Fund Pro-Forma Combined
	Net Assets	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Healthcare	1.67%
Almost Family, Inc.*		-	-	32,938	1,457,506	16,600	734,550	49,538	2,192,056
Haemonetics Corp.*		-	-	50,782	2,415,192	-	-	50,782	2,415,192
Myriad Genetics, Inc.*		78,715	2,698,350	-	-	(78,715)	(2,698,350)	-	-
Total Healthcare			2,698,350		3,872,698		(1,963,800)		4,607,248

Industrial	13.32%
Altra Industrial Motion Corp.		-	-	47,840	2,291,536	20,700	991,530	68,540	3,283,066
Barnes Group, Inc.		-	-	39,625	2,579,191	-	-	39,625	2,579,191
Diana Shipping, Inc.*1		473,506	1,912,964	-	-	-	-	473,506	1,912,964
DMC Global, Inc.		8,649	188,116	-	-	(8,649)	(188,116)	-	-
Encore Wire Corp.		38,397	1,733,625	-	-	(38,397)	(1,733,625)	-	-
EnPro Industries, Inc.		-	-	30,143	2,524,175	13,400	1,122,116	43,543	3,646,291
ESCO Technologies, Inc.		-	-	67,965	3,938,572	17,100	990,945	85,065	4,929,517
Franklin Electric Co., Inc.		-	-	38,375	1,746,063	-	-	38,375	1,746,063
Graham Corp.		131,968	2,543,023	-	-	(131,968)	(2,543,023)	-	-
Hub Group, Inc. - Class A*		-	-	39,725	1,720,093	15,400	666,820	55,125	2,386,913
ITT Corp.		-	-	79,500	3,707,880	28,300	1,319,912	107,800	5,027,792
Korn/Ferry International		-	-	52,875	2,211,761	21,800	911,894	74,675	3,123,655
Rogers Corp.*		-	-	17,305	2,631,744	-	-	17,305	2,631,744
Saia, Inc.*		-	-	44,650	2,893,320	-	-	44,650	2,893,320
TrueBlue, Inc.*		-	-	98,125	2,659,187	-	-	98,125	2,659,187
Wesco Aircraft Holdings, Inc.*		224,081	2,027,933	-	-	(224,081)	(2,027,933)	-	-
Total Industrial			8,405,661		28,903,522		(489,480)		36,819,703

REITs	7.47%
Arbor Realty Trust, Inc. - REIT		244,504	2,022,048	-	-	-	-	244,504	2,022,048
Ashford Hospitality Trust, Inc. - REIT		463,000	3,254,890			(463,000)	(3,254,890)	-	-
Education Realty Trust, Inc. - REIT		-	-	63,196	2,205,540	-	-	63,196	2,205,540
Empire State Realty Trust, Inc. - Class A - REIT		-	-	72,950	1,462,648	35,600	713,780	108,550	2,176,428
First Industrial Realty Trust, Inc. - REIT		-	-	70,035	2,162,681	-	-	70,035	2,162,681
Healthcare Realty Trust, Inc. - REIT		-	-	81,951	2,642,100	41,200	1,328,288	123,151	3,970,388
Kite Realty Group Trust - REIT		-	-	63,812	1,192,646	-	-	63,812	1,192,646
Pebblebrook Hotel Trust - REIT		-	-	55,700	1,986,262	27,000	962,820	82,700	2,949,082
PS Business Parks, Inc. - REIT		-	-	21,417	2,834,112	8,500	1,124,805	29,917	3,958,917
Total REITs			5,276,938		14,485,989		874,803		20,637,730

Technology	10.18%
3D Systems Corp.*		162,500	2,011,750	-	-	(162,500)	(2,011,750)	-	-
Acxiom Corp.*		-	-	65,015	1,635,777	-	-	65,015	1,635,777
ADTRAN, Inc.		120,727	2,547,340	-	-	-	-	120,727	2,547,340
Diodes, Inc.*		-	-	52,999	1,819,986	25,600	879,104	78,599	2,699,090
Integrated Device Technology, Inc.*		-	-	122,525	3,806,852	44,600	1,385,722	167,125	5,192,574
ManTech International Corp. - Class A		-	-	69,500	3,225,495	27,280	1,266,065	96,780	4,491,560
Methode Electronics, Inc.		49,189	2,306,964		-	(49,189)	(2,306,964)	-	-
Plexus Corp.*		-	-	55,840	3,430,251	20,500	1,259,315	76,340	4,689,566
Progress Software Corp.		-	-	55,412	2,345,590	-	-	55,412	2,345,590
Quality Systems, Inc.*		181,701	2,556,533	-	-	-	-	181,701	2,556,533
Rudolph Technologies, Inc.*		71,091	1,972,775	-	-	-	-	71,091	1,972,775
ScanSource, Inc.*		67,361	2,893,155	-	-	(67,361)	(2,893,155)	-	-
Unisys Corp.*		150,725	1,318,844	-	-	(150,725)	(1,318,844)	-	-
Total Technology			15,607,361		16,263,951		(3,740,507)		28,130,805

Utilities	5.24%
Avista Corp.		-	-	29,279	1,529,535	-	-	29,279	1,529,535
Black Hills Corp.		-	-	26,987	1,761,172	-	-	26,987	1,761,172
El Paso Electric Co.		-	-	42,545	2,446,337	18,800	1,081,000	61,345	3,527,337
NorthWestern Corp.		-	-	48,463	2,872,887	20,300	1,203,384	68,763	4,076,271
Southwest Gas Holdings, Inc.		-	-	30,775	2,535,552	12,900	1,062,831	43,675	3,598,383
Total Utilities		-	-		11,145,483		3,347,215		14,492,698

Total Common Stocks at Market			92,154,976		161,534,372		2,740,160		256,429,508

Short-Term Investments	7.95%
Fidelity Investments Money Market Funds Government Portfolio-Institutional Class, 0.92%[2]		18,851,904	18,851,904	5,870,451	5,870,451	(2,740,160)	(2,740,160)	21,982,195	21,982,195
Total Short-Term Investments			18,851,904		5,870,451		(2,740.160)		21,982,195

Total Investments (Costs of $95,777,311 and $129,934,697, respectively)			111,006,880		167,404,823				278,411,703

Liabilities in Excess of Other Assets	-0.71%		(108,996)		(1,867,164)				(1,976,160)

Net Assets	100.00%		$110,897,884		$165,537,659				$276,435,543

REIT Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

Adjustment represent securities purchased or sold to align the Berwyn Fund's portfolio with the Chartwell Small Cap Value Fund.

Statement of Assets and Liabilities as of October 31, 2017

Pro Forma Combined Statement of Assets and Liabilities

Berwyn Fund and Chartwell Small Cap Value Fund

Chartwell Small Cap Value Fund Pro Forma Combined

(Unaudited)

	Berwyn Fund	Chartwell Small Cap Value Fund	Pro Forma Adjustments		Chartwell Small Cap Value Fund Pro-Forma Combined
Assets:
Investments, at cost	$95,777,311	$129,934,697	$-		$225,712,008
Investments, at value	$111,006,880	$167,404,823	$-		$278,411,703
Receivables:			-
Investment securities sold	182,577	-	-		182,577
Fund shares sold	30,049	61,357	-		91,406
Dividends and interest	44,320	74,558	-		118,878
Prepaid expenses	5,724	756	-		6,480
Total assets	111,269,550	167,541,494	-		278,811,044
			-
Liabilities:			-
Payables:			-
Investment securities purchased	68,846	1,761,127	-		1,829,973
Fund shares redeemed	145,608	34,213	-		179,821
Advisory fees	98,693	127,066	-		225,759
Transfer agent fees and expenses	13,458	16,413	-		29,871
Fund accounting fees	10,690	13,255	-		23,945
Fund administration fees	10,016	14,292	-		24,308
Auditing fees	15,066	15,130	-		30,196
Custody fees	2,505	3,097	-		5,602
Legal fees	2,365	1,639	-		4,004
Trustees' fees and expenses	1,950	1,600	-		3,550
Accrued other expenses	2,469	16,003	-		18,472
Total liabilities	371,666	2,003,835	-		2,375,501

Net Assets	$110,897,884	$165,537,659	$-		276,435,543

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$81,198,310	$121,071,597	-		202,269,907
Accumulated net investment income	-	228,474	-		228,474
Accumulated net realized gain on investments	14,470,005	6,767,462	-		21,237,467
Net unrealized appreciation on investments	15,229,569	37,470,126	-		52,699,695
Net Assets	$110,897,884	$165,537,659	$-		$276,435,543

Shares of beneficial interest issued and outstanding	3,349,387	8,249,339	2,176,168	*	13,774,894
Redemption price	$33.11	$20.07			$20.07

*	Adjustment reflects shares issued in connection with the Reorganization.

Statement of Operations for the Twelve Months Ended October 31, 2017

Pro Forma Combined Statement of Operations

Berwyn Fund and Chartwell Small Cap Value Fund

Chartwell Small Cap Value Fund Pro Forma Combined

(Unaudited)

					Chartwell Small Cap Value Fund
	Berwyn Fund	Chartwell Small Cap Value Fund	Pro Forma Adjustments		Pro-Forma Combined
Investment Income:
Dividends	$693,120	$2,255,155	$-		2,948,275
Interest	102,582	18,780	-		121,362
Total investment income	795,702	2,273,935	-		3,069,637

Expenses:
Advisory fees	1,201,299	1,612,168	(180,245	)(a)	2,633,222
Fund administration fees	66,486	75,037	-		141,523
Transfer agent fees and expenses	84,957	54,458	(84,000	)(b)	55,415
Fund accounting fees	43,432	51,378	(25,000	)(b)	69,810
Shareholder reporting fees	11,901	43,045	-		54,946
Registration fees	33,971	33,418	-		67,389
Trustees' fees and expenses	25,468	25,207	(25,000	)(b)	25,675
Custody fees	22,698	24,256	(12,000	)(b)	34,954
Legal fees	15,263	19,007	(13,000	)(b)	21,270
Auditing fees	14,969	15,089	(14,969	)(c)	15,089
Miscellaneous	4,948	6,757	-		11,705
Offering costs	9,565	-	(9,565	)(d)	-
Insurance fees	1,300	3,620	-		4,920
Chief Compliance Officer fees	3,224	2,474	(5,698	)(e)	-

Total expenses	1,539,481	1,965,914	(369,477)		3,135,918
Advisory fees waived	(73,898)	(155,138)	165,211	(f)	(63,825)
Net expenses	1,465,583	1,810,776	(204,266)		3,072,093
Net investment income (loss)	(669,881)	463,159	204,266		(2,456)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	15,458,943	9,543,327	-		25,002,270
Net change in unrealized appreciation on investments	11,308,266	26,233,454	-		37,541,720
Net change in realized gains and unrealized appreciation	26,767,209	35,776,781	-		62,543,990

Net Increase (Decrease) in Net Assets from Operations	$26,097,328	$36,239,940	$204,266		$62,541,534

Notes to Combined Pro Forma Financial Statements of

Chartwell Small Cap Value Fund

October 31, 2017 (Unaudited)

1 – Organization

Berwyn Fund and Chartwell Small Cap Value Fund, (each a “Fund” and collectively the “Funds”) are organized as a series of The Chartwell Funds, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Chartwell Small Cap Value Fund is a diversified fund. The Berwyn Fund is a non-diversified fund.

The Berwyn Fund’s primary investment objective is to seek long-term capital appreciation; current income is a secondary consideration. The Berwyn Fund commenced investment operations on May 4, 1984. The Chartwell Small Cap Value Fund’s primary investment objective is to seek long-term capital appreciation. The Chartwell Small Cap Value Fund commenced investment operations on November 9, 2011.

2 – Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the Berwyn Fund (the “Target Fund”) into the Chartwell Small Cap Value Fund (the “Acquiring Fund”) as if the Reorganization had taken place as of October 31, 2017.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The Reorganization would be accomplished by an acquisition of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Target Fund and Acquiring Fund have been combined as of and for the twelve months ended October 31, 2017. Following the Reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The Unaudited Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which have been incorporated by reference in the Statement of Additional Information. The Target Fund and the Acquiring Fund each follow GAAP applicable to management investment companies which are disclosed in the historical financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3 - Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s Advisor, as defined in Note 3, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed.

4 – Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially of their net investment income and any net realized gains to their shareholders. It is the intention of the Acquiring Fund to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Accordingly, no provision for federal income or excise taxes has been made in the Unaudited Pro Forma financial statements.

5 – Capital Shares

The Unaudited Pro Forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at October 31, 2017, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of October 31, 2017, divided by the net asset value per share of Acquiring Fund as of October 31, 2017. The unaudited pro forma number of shares outstanding for the combined Chartwell Small Cap Value Fund consists of the following at October 31, 2017:

	Shares Outstanding at 10/31/17 Pre-Combination	Additional Shares Assumed Issued in Reorganization	Shares Outstanding at 10/31/17 Post-Combination
Chartwell Small Cap Value Fund	8,249,339	5,525,555	13,774,894

6 – Unaudited Pro Forma Adjustments to the Statement of Operations for the Twelve Months Ended October 31, 2017

(a)	An adjustment to reduce the Advisory fee to reflect the Acquiring Fund’s 0.90% advisory fee.
(b)	An adjustment to the combined transfer agent, fund accounting, Trustees, custody, and legal fees and expenses due to the combining of the Funds into one and based upon the current expense structure of the Acquiring Fund.
(c)	An adjustment to eliminate the audit fee of the Target Fund.
(d)	An adjustment to eliminate offering cost of the Target Fund.
(e)	An adjustment to eliminate Chief Compliance Officer (“CCO”) fees. The Funds’ CCO is an officer of the Advisor and is not compensated by the Funds.
(f)	Adjustment to the combined Advisory fees waived reflects the cumulative adjustments made to certain expenses due to the combining of the Funds into one and based upon the expense structure for the Acquiring Fund.

7 – Fair Value Measurements and Disclosure

Financial Accounting Standard Board Topic 820 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, in valuing each Fund and the pro forma combined Chartwell Small Cap Value Fund assets, carried at fair value, as of October 31, 2017:

Berwyn Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$92,154,976	$-	$-	$92,154,976
Short-Term Investments	18,851,904	-	-	18,851,904
Total Investments	$111,006,880	$-	$-	$111,006,880

Chartwell Small Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$161,534,372	$-	$-	$161,534,372
Short-Term Investments	5,870,451	-	-	5,870,451
Total Investments	$167,404,823	$-	$-	$167,404,823

Chartwell Small Cap Value Fund (pro forma combined)	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$256,429,508	$-	$-	$256,429,508
Short-Term Investments	21,982,195	-	-	21,982,195
Total Investments	$278,411,703	$-	$-	$278,411,703

1	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Pro Forma Combined Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

PART C

OTHER INFORMATION

Item 15. Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Reference is made to Article 8, Section 8.4 of the Registrant's Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify to the fullest extent permitted by law (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, former Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether brought in the right of the Trust or otherwise, whether civil, criminal or administrative in nature, before any court or administrative or legislative body, including any appeal therefrom, in which such Covered Person may be or may have been involved as a party, potential party, non-party witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. In making such a determination, the Board of Trustees of the Trust shall act in conformity with then applicable law and administrative interpretations, and shall afford a Trustee requesting indemnification who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such Trustee did not engage in disabling conduct while acting in his capacity as a Trustee. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. The rights to indemnification set forth in this Declaration of Trust for Covered Persons shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

1)	(a) Certificate of Trust of the Registrant (1)

(b) Agreement and Declaration of Trust of the Registrant (1)

2)	Bylaws of Registrant (1)

3)	Voting Trust Agreements. – Not applicable

4)	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to the Combined Proxy Statement and Prospectus

5)	Instruments Defining Rights of Security Holders are incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws

6)	Form of Investment Advisory Agreement between the Registrant and Chartwell Investment Partners, LLC (1)

7)	Form of Distribution Agreement (2)

8)	Bonus, profit sharing or pension plans. – Not applicable

9)	Form of Custodian Agreement (2)

10)	Distribution Plan and Rule 12b-1 plans. – Not applicable

11)	Opinion of Counsel as to the Legality of Shares Being Registered (4)

12)	Opinion of Counsel on Tax Matters (5)

13)	Other Material Contracts
(a)	Form of Co-Administration Agreement (2)
(b)	Form of Fund Accounting Agreement (2)
(c)	Form of Transfer Agency Agreement (2)
(d)	Form of Expense Limitation Agreement (2)

14)	Other Opinions
(a)	Consents of Independent Registered Public Accounting Firm, BBD, LLP (4)

15)	Financial Statements Omitted Pursuant to Item 14(a)(1). – Not applicable

16)	Powers of Attorney for Trustees of The Chartwell Funds (4)

17)	Other Exhibits
(a)	Form of Proxy Cards (4)

(1)	Incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 29, 2017.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 as filed with the SEC via EDGAR on May 5, 2017.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-14 as filed with the SEC via EDGAR on August 7, 2017.

(4)	Filed herewith.

(5)	To be filed by amendment.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant undertakes to file an an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Proxy/Prospectus in a post-effective amendment to this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Berwyn and the Commonwealth of Pennsylvania on the 26th day of January, 2018.

THE CHARTWELL FUNDS

By:	Timothy J. Riddle*
Timothy J. Riddle
Trustee and President

Pursuant to the requirements of the Securities Act, this Registration Statement on Form N-14 has been signed below on the 26th day of January, 2018 by the following persons in the capacities indicated.

Signature		Title

Timothy J. Riddle*		President, Chief Executive Officer and Trustee
Timothy J. Riddle

Neil Walker*		Treasurer, Chief Financial Officer and Secretary
Neil Walker

Gerald S. Frey*		Trustee
Gerald S. Frey

David M. O’Brien*		Trustee
David M. O’Brien

Paul L. Rudy, III*		Trustee
Paul L. Rudy, III

*By:	/s/ Michael Magee	Michael Magee, Attorney-In-Fact

*	Attorney-in-fact, pursuant to power of attorney filed herewith.

EXHIBIT INDEX

Exhibit No.	Exhibit
11	Opinion of Counsel as to Legality of Shares Being Offered
14	Consents of Independent Registered Public Accounting Firm, BBD, LLP
16	Powers of Attorney for Trustees of The Chartwell Funds
17	Form of Proxy Cards